POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company ("PRIAC"), constitutes and appoints MICHELE DRUMMEY, KHALIF FORD, SUMY MCELENEY, KAREN SILLS and MICHAEL PIGNATELLA, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 2020.

/s/ Yanela C. Frias_____________
Yanela C. Frias
Director and President

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company ("PRIAC"), constitutes and appoints MICHELE DRUMMEY, KATHLEEN P. DECELIE, MICHAEL PIGNATELLA, SUMY MCELENEY and KAREN SILLS, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2019.

/s/ Robert Boyle________________
Robert Boyle
Director and Chief Financial Officer

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company ("PRIAC"), constitutes and appoints MICHELE DRUMMEY, KATHLEEN P. DECELIE, SEAMUS MORLEY and KAREN SILLS, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 2018.

/s/ Harry A. Dalessio
Harry A. Dalessio
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company ("PRIAC"), constitutes and appoints MICHELE DRUMMEY, KHALIF FORD, SUMY MCELENEY, SEAMUS MORLEY, KAREN SILLS AND MICHAEL PGNATELLA, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ Andrew J. Hersey__________
Andrew J. Hersey
Director and Assistant Treasurer

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company ("PRIAC"), constitutes and appoints MICHELE DRUMMEY, KHALIF FORD, SUMY MCELENEY, SEAMUS MORLEY, KAREN SILLS and MICHAEL PGNATELLA, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January, 2020.

/s/ Scott E. Gaul________________
Scott E. Gaul
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company ("PRIAC"), constitutes and appoints MICHELE DRUMMEY, KATHLEEN P. DECELIE, SEAMUS MORLEY and KAREN SILLS, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2018.

/s/ Timothy L. Schmidt___________
Timothy L. Schmidt
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company ("PRIAC"), constitutes and appoints MICHELE DRUMMEY, KATHLEEN P. DECELIE, SEAMUS MORLEY and KAREN SILLS, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 2018.

/s/ Scott D. Kaplan___________
Scott D. Kaplan
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company ("PRIAC"), constitutes and appoints MICHELE DRUMMEY, KATHLEEN P. DECELIE, MICHAEL PIGNATELLA, SUMY MCELENEY and KAREN SILLS, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2019.

/s/ Kathleen J. Keefe___________
Kathleen J. Keefe
Director

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of Prudential Retirement Insurance and Annuity Company ("PRIAC"), constitutes and appoints MICHELE DRUMMEY, KHALIF FORD, SEAMUS MORLEY and KAREN SILLS, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2020.

/s/ Robert L. Burkhart___________
Robert L. Burkhart
Controller

Schedule A

PRIAC Variable Contract Account A (Reg. No. 811-21988) and any group or individual variable annuity contracts (Reg. No. 333-139334; Reg. No. 333-145632; Reg. No. 333-170345; Reg. No. 333-162553 and Reg. No. 333-199286), to the extent they represent participating interests in such account.